UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2022

TUESDAY MORNING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40432	75-2398532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway
Dallas, Texas		75240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 387-3562

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TUEM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2022, the Board of Directors of Tuesday Morning Corporation (the “Company”) approved a change in the fiscal year end from a calendar year ending on June 30 to a 52-53 week year ending on the Saturday closest to June 30, effective beginning with fiscal year 2022. In a 52 week fiscal year, each of the Company’s quarterly periods will comprise 13 weeks. The additional week in a 53 week fiscal year is added to the fourth quarter, making such quarter consist of 14 weeks. The Company expects to make the fiscal year change on a prospective basis and will not adjust operating results for prior periods. The change to the Company’s fiscal year will not impact the Company’s fiscal year results for the year ended June 30, 2021. The Company believes this change will provide numerous benefits, including improving comparability between periods by removing the trading day effect on sales and operating margins.

Since the change in the Company’s fiscal year-end is from the last day of the month to a 52-53 week fiscal year commencing within seven days of the month end last reported, and the new fiscal year will commence with the end of the old fiscal year, the change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or 15d-10; hence, a transition report is not required to be filed.

The reporting periods and applicable reports for the remainder of fiscal year 2022 and fiscal year 2023 are expected to be as follows:

FISCAL PERIOD	REPORTING PERIOD	REPORT TO BE FILED
Third quarter of fiscal 2022	January 1, 2022 to April 2, 2022	Quarterly Report on Form 10-Q
Fiscal year 2022	July 1, 2021 to July 2, 2022	Annual Report on Form 10-K
First quarter of fiscal 2023	July 3, 2022 to October 1, 2022	Quarterly Report on Form 10-Q
Second quarter of fiscal 2023	October 2, 2022 to December 31, 2022	Quarterly Report on Form 10-Q
Third quarter of fiscal 2023	January 1, 2023 to April 1, 2023	Quarterly Report on Form 10-Q
Fiscal year 2023	July 3, 2022 to July 1, 2023	Annual Report on Form 10-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TUESDAY MORNING CORPORATION
(Registrant)

DATE: March 1, 2022	By:	/s/ Jennifer N. Robinson
Jennifer N. Robinson Executive Vice President and Chief Financial Officer (Principal Financial Officer)